Equity Offerings	9 Months Ended
Sep. 30, 2016
Equity [Abstract]
Equity Offerings

13) Equity Offerings

(US $ in thousands)	June 2015 Offering
Gross proceeds received (1)	$121,224
Less: Underwriters’ discount	4,300
Less: Offering expenses	293
Net proceeds received	116,631

(1)	Includes General Partner’s 2% proportional capital contribution.

On June 2, 2015, the Partnership sold 5,000,000 common units, representing limited partner interests, in an underwritten public offering (the “June 2015 Offering”). In connection with the June 2015 Offering, the General Partner contributed a total of $2.4 million in order to maintain its 2% general partner interest in the Partnership. The Partnership’s total net proceeds from the June 2015 Offering and the related General Partner’s contribution were $116.6 million.

The Partnership used the net proceeds from the June 2015 Offering to fund the cash portion of the purchase price of the Dan Sabia and to repay debt and for general partnership purposes.